Fourth Quarter 2025 and FY 2025 Business Review FEBRUARY 19, 2026 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, economic and industry outlook, and the proposed acquisition of voestalpine BÖHLER Profil GmbH & Co KG. These forward-looking statements represent our expectations as of February 18, 2026. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybersecurity incidents; implementation of our internal growth strategy; competition; our ability to successfully manage our manufacturing operations; supply chain constraints, inflationary pressure, price increases or shortages in raw materials; loss of key personnel and effective succession planning; future restructurings; protection of intellectual property; changes to tax laws and regulations; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown within this presentation and in our fourth quarter and fiscal year 2025 earnings press release issued February 18, 2026, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We use organic revenue to understand our trends and to forecast and evaluate our financial performance and compare revenue to prior periods. Organic revenue excludes revenue from acquisitions for the four quarterly reporting periods following the date of the acquisition and the effect of foreign currency translation. Our other non-GAAP financial measures exclude amortization expense related to acquired intangible assets, profit in inventory and backlog (collectively, purchase accounting expenses); acquisition costs; restructuring and impairment costs; and other income or expense, as indicated. We exclude acquisition-related purchase accounting expenses to provide a more meaningful and consistent comparison of our operating results over time and with peer companies. While we have a history of acquisition activity, such transactions do not occur on a predictable cycle, and the size and nature of these transactions will vary. We believe it is important for investors to understand that these intangible assets were recorded as part of purchase accounting and that they contribute to revenue generation. We also exclude other items as they are not indicative of our core operating results and are not comparable to other periods, which have differing levels of incremental costs, expenditures or income, or none at all. Additionally, we use free cash flow in order to provide insight on our ability to generate cash for acquisitions and debt repayments, as well as for other investing and financing activities. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them additional measures of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations or cash flows prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Business Review Jeffrey L. Powell, President & CEO 4

Operational Highlights 5 KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. • Delivered solid performance in the fourth quarter • Excellent execution and strong cash flow • Named by Newsweek as one of America's Most Responsible Companies for the sixth consecutive year 5

Q4 2025 Performance 6 ($ in millions, except per share amounts) Q4 25 Q4 24 Change Bookings $270.0 $240.6 +12.2% Revenue $286.2 $258.0 +10.9% Net Income $24.0 $24.0 —% Adjusted EBITDA* $58.0 $52.4 +10.6% Adjusted EBITDA Margin* 20.3% 20.3% — bps EPS $2.04 $2.04 —% Adjusted EPS* $2.27 $2.25 +0.9% Operating Cash Flow $60.8 $51.9 +17.1% Free Cash Flow* $54.7 $46.3 +18.1% HIGHLIGHTS • Record revenue driven by strong contributions from recent acquisitions • Record demand for aftermarket parts • Adjusted EBITDA* up 11% • Operating cash flow rose 17% to $61 million KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

FY 2025 Performance 7 ($ in millions, except per share amounts) FY 25 FY 24 Change Bookings $1,033.9 $981.1 +5.4% Revenue $1,052.2 $1,053.4 -0.1% Net Income $102.0 $111.6 -8.6% Adjusted EBITDA* $216.3 $229.7 -5.8% Adjusted EBITDA Margin* 20.6% 21.8% -120 bps EPS $8.65 $9.48 -8.8% Adjusted EPS* $9.26 $10.28 -9.9% Operating Cash Flow $171.3 $155.3 +10.3% Free Cash Flow* $154.3 $134.3 +14.9% HIGHLIGHTS • Stable demand from aftermarket parts, a record 71% of total revenue • Strong operating performance led to record free cash flow* • Softness in capital project activity, higher tariffs, and other cost pressures tempered operating margin performance KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

$87.4 $100.0 $93.1 $93.8 $93.6 4Q24 1Q25 2Q25 3Q25 4Q25 8 ($ in millions) Q4 25 Q4 24 Change Revenue $99.6 $94.7 +5.2 % Bookings $93.6 $87.4 +7.1 % Adjusted EBITDA* $26.8 $27.2 -1.4 % Adjusted EBITDA Margin* 26.9% 28.7% -180 bps HIGHLIGHTS • Strong aftermarket parts demand in all regions; total bookings up 7% • Aftermarket parts revenue made up 73% of revenue in Q4 2025 • Adjusted EBITDA* declined due to weaker gross margins driven by tariffs and product mix • Capital project activity is gaining momentum ($ in millions) BOOKINGS Flow Control KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

9 ($ in millions) Q4 25 Q4 24 Change Revenue $117.6 $101.4 +16.0% Bookings $121.0 $103.6 +16.8% Adjusted EBITDA* $27.3 $22.6 +20.9% Adjusted EBITDA Margin* 23.2% 22.3% +90 bps HIGHLIGHTS • Recent acquisitions drove increases in revenue and bookings • Softness in capital project orders moderated results • Adjusted EBITDA* rose 21% due to recent acquisitions and a more favorable product mix • Capital project activity is expected to strengthen KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing $103.6 $92.4 $105.4 $85.2 $121.0 4Q24 1Q25 2Q25 3Q25 4Q25 BOOKINGS ($ in millions)

10 ($ in millions) Q4 25 Q4 24 Change Revenue $68.9 $61.9 +11.3% Bookings $55.4 $49.6 +11.6% Adjusted EBITDA* $15.2 $12.9 +18.1% Adjusted EBITDA Margin* 22.1% 20.8% +130 bps HIGHLIGHTS • Strong revenue performance led by capital shipments • Excellent commercial and operational execution • Adjusted EBITDA* increased 18% due to strong operating leverage • Demand expected to be strong and relatively stable throughout 2026 KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Material Handling $49.6 $63.9 $70.9 $59.3 $55.4 4Q24 1Q25 2Q25 3Q25 4Q25 BOOKINGS ($ in millions)

Business Outlook • Project activity expected to improve • Aftermarket parts demand expected to remain healthy • Tariff volatility and other cost pressures continue to pose challenges • Our solid balance sheet and strong cash flow generation provide a firm foundation for 2026 11 KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Financial Review Michael J. McKenney, EVP & CFO 12

Q4 2025 Financial Performance ($ in millions, except per share amounts) Q4 25 Q4 24 Revenue $286.2 $258.0 Gross Margin 43.9% 43.4% SG&A % of Revenue 28.3% 27.3% Operating Income $39.7 $36.9 Net Income $24.0 $24.0 Adjusted EBITDA* $58.0 $52.4 EPS $2.04 $2.04 Adjusted EPS* $2.27 $2.25 Operating Cash Flow $60.8 $51.9 HIGHLIGHTS • Record parts and consumables revenue • Adjusted EBITDA margin* of 20.3% • Free Cash Flow* increased 18% KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 13

FY 2025 Financial Performance ($ in millions, except per share amounts) FY 25 FY 24 Revenue $1,052.2 $1,053.4 Gross Margin 45.2% 44.3% SG&A % of Revenue 28.7% 26.6% Operating Income $157.3 $171.3 Net Income $102.0 $111.6 Adjusted EBITDA* $216.3 $229.7 EPS $8.65 $9.48 Adjusted EPS* $9.26 $10.28 Operating Cash Flow $171.3 $155.3 HIGHLIGHTS • Record parts and consumables revenue • Adjusted EBITDA margin* of 20.6% • Record free cash flow* of $154.3 million KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 14

$159.4 $189.1 $201.3 $229.7 $216.3 $84.0 $120.9 $116.1 $111.6 $102.0 20.3% 20.9% 21.0% 21.8% 20.6% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 2021 2022 2023 2024 2025 Key Financial Metrics KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 15 FY ADJUSTED EBITDA* ($ in millions) $51.9 $22.8 $40.5 $47.3 $60.8 $46.3 $19.0 $36.5 $44.1 $54.7 FREE CASH FLOW* OPERATING CASH FLOW 4Q24 1Q25 2Q25 3Q25 4Q25 CASH FLOW ($ in millions) $162.4 $102.6 $165.5 $155.3 $171.3 $149.6 $74.4 $133.7 $134.3 $154.3 FREE CASH FLOW* OPERATING CASH FLOW 2021 2022 2023 2024 2025 FY CASH FLOW ($ in millions)($ in millions) $52.4 $47.9 $52.4 $58.0 $58.0 $24.0 $24.1 $26.2 $27.7 $24.0 20.3% 20.0% 20.5% 21.4% 20.3% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 4Q24 1Q25 2Q25 3Q25 4Q25 ADJUSTED EBITDA* ($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Q4 24 to Q4 25 Adjusted EPS* $2.25 $0.17 $0.15 $0.09 $(0.22) $(0.10) $(0.04) $(0.03) $2.27 Q4 24 ADJ EPS* REVENUE ACQUISITIONS GROSS MARGIN OPERATING EXPENSES TAX PROVISION INTEREST EXPENSE NONCONTROLLING INTERESTS Q4 25 ADJ EPS* 16

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 2024 to 2025 Adjusted EPS* $10.28 $0.46 $0.27 $0.25 $(1.06) $(0.72) $(0.13) $(0.07) $(0.02) $9.26 2024 ADJ EPS* GROSS MARGIN INTEREST EXPENSE ACQUISITIONS REVENUE OPERATING EXPENSES TAX PROVISION NONCONTROLLING INTERESTS CHANGE IN SHARES 2025 ADJ EPS* 17

Key Liquidity Metrics KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. ($ in millions) Q4 25 Q3 25 Q4 24 Cash, cash equivalents, and restricted cash $122.7 $126.9 $95.9 Debt $372.7 $256.0 $286.5 Lease obligations $1.8 $2.0 $2.0 Net Debt $251.8 $131.1 $192.6 Leverage ratio1 1.33 0.94 0.99 Working capital % LTM revenue2 18.5% 18.0% 15.0 % Cash conversion days3 130 131 122 18

Guidance KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 19 • FY 2026 revenue of $1.160 to $1.185 billion • FY 2026 GAAP EPS of $10.27 to $10.62 • FY 2026 adjusted EPS*, as previously reported, of $10.40 to $10.75 • Q1 2026 revenue of $270 to $280 million • Q1 2026 GAAP EPS of $1.69 to $1.79 • Q1 2026 adjusted EPS*, as previously reported, of $1.78 to $1.88

Guidance FY 26 Low High FY 25 EPS, as Reported $10.27 $10.62 $8.65 Adjustments, Net of Tax 0.13 0.13 0.61 Adjusted EPS*, as Previously Reported $10.40 $10.75 $9.26 Amortization of Acquired Intangible Assets 2.13 2.13 1.75 Adjusted EPS*, as Currently Reported $12.53 $12.88 $11.01 KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 20 Q1 26 Low High Q1 25 EPS, as Reported $1.69 $1.79 $2.04 Adjustments, Net of Tax 0.09 0.09 0.06 Adjusted EPS*, as Previously Reported $1.78 $1.88 $2.10 Amortization of Acquired Intangible Assets 0.53 0.53 0.40 Adjusted EPS*, as Currently Reported $2.31 $2.41 $2.50

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. 21

2026 Key Priorities 22 ENABLE SUSTAINABLE INDUSTRIAL PROCESSING® DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED.

Investor Relations Contact Michael McKenney, 978-776-2000 IR@kadant.com Media Relations Contact Wes Martz, 978-776-2000 media@kadant.com 23

Fourth Quarter 2025 and FY 2025 Business Review 24 Appendix February 19, 2026

Revenue by Customer Location ($ in thousands) Q4 25 Q4 24 Change Change Excluding Acquisitions and FX* North America $172,388 $159,796 $12,592 $1,528 Europe 63,256 53,852 9,404 2,446 Asia 24,939 27,466 (2,527) (5,107) Rest of World 25,621 16,916 8,705 925 Total $286,204 $258,030 $28,174 $(208) KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 25 ($ in thousands) FY 25 FY 24 Change Change Excluding Acquisitions and FX* North America $655,934 $661,016 $(5,082) $(20,344) Europe 241,696 230,141 11,555 (6,137) Asia 88,475 101,714 (13,239) (17,175) Rest of World 66,143 60,513 5,630 (1,140) Total $1,052,248 $1,053,384 $(1,136) $(44,796)

Percentage of Parts and Consumables Revenue Q4 25 Q4 24 FY 25 FY 24 Flow Control 73% 71% 75% 72 % Industrial Processing 76% 67% 77% 65 % Material Handling 53% 61% 57% 58 % Consolidated 70% 67% 71% 66 % KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 26

Gross Margin and SG&A KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 27 27.3% 29.8% 29.0% 27.9% 28.3% 4Q24 1Q25 2Q25 3Q25 4Q25 43.4% 46.1% 45.9% 45.2% 43.9% 4Q24 1Q25 2Q25 3Q25 4Q25 SG&A (as a % of revenue) GROSS MARGIN 42.9% 43.1% 43.5% 44.3% 45.2% 2021 2022 2023 2024 2025 26.5% 24.8% 24.7% 26.6% 28.7% 2021 2022 2023 2024 2025 FY GROSS MARGIN FY SG&A (as a % of revenue)

Adjusted EPS* Reconciliation Q4 25 Q4 24 FY 25 FY 24 EPS, as Reported $2.04 $2.04 $8.65 $9.48 Adjustments, Net of Tax Acquisition Costs 0.10 0.02 0.38 0.20 Amortization of Profit in Inventory and Backlog 0.07 0.14 0.15 0.54 Other Costs 0.07 0.06 0.08 0.06 Adjusted EPS*, as Previously Reported $2.27 $2.25 $9.26 $10.28 Amortization of Acquired Intangible Assets 0.53 0.43 1.75 1.65 Adjusted EPS*, as Currently Reported $2.80 $2.68 $11.01 $11.92 KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 28 ($ in thousands) Q4 25 Q4 24 FY 25 FY 24 Operating Cash Flow $60,759 $51,890 $171,328 $155,265 Capital Expenditures (6,050) (5,575) (17,048) (21,005) Free Cash Flow* $54,709 $46,315 $154,280 $134,260 Free Cash Flow* Reconciliation

Adjusted EBITDA* Reconciliation ($ in thousands) Q4 25 Q4 24 FY 25 FY 24 Net Income Attributable to Kadant $24,025 $24,032 $101,969 $111,598 Net Income Attributable to Noncontrolling Interests 465 65 1,712 956 Provision for Income Taxes 10,488 8,706 39,904 40,516 Interest Expense, Net 4,722 4,113 13,642 18,113 Other Expense, Net 9 21 61 69 Acquisition Costs 927 339 4,425 2,872 Acquired Profit in Inventory Amortization 1,004 1,124 1,504 5,189 Acquired Backlog Amortization 109 1,071 855 3,252 Indemnification Asset Reversal, Net 588 309 559 158 Other Costs 1,026 658 1,313 658 Depreciation and Amortization 14,631 12,011 50,364 46,335 Adjusted EBITDA* $57,994 $52,449 $216,308 $229,716 Adjusted EBITDA Margin* 20.3% 20.3% 20.6% 21.8 % KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 29

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-10 is calculated using actual numbers reported in our press release dated February 18, 2026. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 4Q25 BUSINESS REVIEW– FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 30